SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported): November 12, 2002


                           HFC Revolving Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

            Delaware                               333-84268                         36-3955292
-------------------------------                   ------------             -------------------------------
(State or Other Jurisdiction of                   (Commission              (I.R.S. Employer Identification
        Incorporation)                            File Number)                           No.)

                               2700 Sanders Road
                       Prospect Heights, Illinois 60070
          -----------------------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (847) 564-5000
                                                          ----- --------


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Item 5.  Other Events.
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Filing of Certain Other Materials
---------------------------------

     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), HFC Revolving Corporation (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its Household Home Equity Loan Trust 2002-4, Closed-End Home Equity Loan Asset Backed Notes, Series 2002-4 (the "Notes").

Incorporation of Certain Documents by Reference
-----------------------------------------------

     In connection with the issuance of the Notes, the Company is filing herewith the consent of KPMG LLP ("KPMG") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Notes. The consent of KPMG is attached hereto as Exhibit 23.1.

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the years in the three-year period ended December 31, 2001 prepared in accordance with accounting principles generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Commission on March 26, 2002; Commission File Number 1-10777), and the unaudited consolidated financial statements of the insurer and subsidiaries as of March 31, 2002 and for the periods ending March 31, 2002 and March 31, 2001, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2002 (which was filed with the Commission on May 13, 2002); and as of June 30, 2002 and for the periods ending June 30, 2002 and June 30, 2001, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2002 (which was filed with the Commission on August 14, 2002); and the Current Reports on Form 8-K filed with the Commission on January 25, 2002, April 18, 2002, July 19, 2002, August 14, 2002 and October 17, 2002 as each related to Ambac Assurance Corporation are hereby incorporated by reference in the prospectus supplement. The consent of KPMG to the incorporation by reference of their audit report on such consolidated financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement related to Closed-End Home Equity Loan Asset Backed Notes, Series 2002-4, is attached hereto as Exhibit 23.1.





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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- -   ------------------------------------------------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits:

     23.1  Consent of KPMG LLP


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           HFC REVOLVING CORPORATION



                           By: /s/  Steven H. Smith
                               ---------------------------------------------
                               Name: Steven H. Smith
                               Title: Vice President and Assistant Treasurer



Dated:  November 12, 2002


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Exhibit Index
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Exhibit
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23.1      Consent of KPMG LLP